Exhibit 2.5

Schedule

Setting Forth Information on

Twelve Additional and Substantially Identical Purchase Contracts

(Substantially Identical to Exhibit 2.3 Filed Herewith)

The substantive differences between Exhibit 2.3 and twelve additional Purchase Contracts are set forth below in this Exhibit. Each filed and additional Purchase Contract contains a Schedule 1 and a Schedule 2. Those schedules present specific information for the Purchase Contract involved, and are provided for the additional Purchase Contracts in this Exhibit to set forth their substantive differences. For convenience, the cover page of each additional Purchase Contract is also included below.

Information for Additional Purchase Contract	Page(s)
Cover page to Purchase Contract between Sunbelt Hotels—CAG, L.L.C. and Apple Six Hospitality Ownership, Inc.	1

Schedule 1 and 2 to Purchase Contract between Sunbelt Hotels—CAG, L.L.C. and Apple Six Hospitality Ownership, Inc.	2-5

Cover page to Purchase Contract between Blumberg—Dothan Motel II, L.L.C. and Apple Six Hospitality Ownership, Inc.	6

Schedule 1 and 2 to Purchase Contract between Blumberg—Dothan Motel II, L.L.C. and Apple Six Hospitality Ownership, Inc.	7-10

Cover page to Purchase Contract between Sunbelt—FCF, L.L.C. and Apple Six Hospitality Ownership, Inc.	11

Schedule 1 and 2 to Purchase Contract between Sunbelt—FCF, L.L.C. and Apple Six Hospitality Ownership, Inc.	12-15

Cover page to Purchase Contract between Sunbelt—Huntsville, L.L.C. and Apple Six Hospitality Ownership, Inc.	16

Schedule 1 and 2 to Purchase Contract between Sunbelt—Huntsville, L.L.C. and Apple Six Hospitality Ownership, Inc.	17-19

Cover page to Purchase Contract between Sunbelt—FOF, L.L.C. and Apple Six Hospitality Ownership, Inc.	20

Schedule 1 and 2 to Purchase Contract between Sunbelt—FOF, L.L.C. and Apple Six Hospitality Ownership, Inc.	21-23

Additional Purchase Contract	Page(s)
Cover page to Purchase Contract between Davis Highway Motel, Inc. and Apple Six Hospitality Ownership, Inc.	24

Schedule 1 and 2 to Purchase Contract between Davis Highway Motel, Inc. and Apple Six Hospitality Ownership, Inc.	25-27

Cover page to Purchase Contract between Sunbelt—IDA, L.L.C. and Apple Six Hospitality Ownership, Inc.	28

Schedule 1 and 2 to Purchase Contract between Sunbelt—IDA, L.L.C. and Apple Six Hospitality Ownership, Inc.	29-31

Cover page to Purchase Contract between Sunbelt—RCG, L.L.C. and Apple Six Hospitality Ownership, Inc.	32

Schedule 1 and 2 to Purchase Contract between Sunbelt—RCG, L.L.C. and Apple Six Hospitality Ownership, Inc.	33-36

Cover page to Purchase Contract between Sunbelt Huntsville, II, L.L.C. and Apple Six Hospitality Ownership, Inc.	37

Schedule 1 and 2 to Purchase Contract between Sunbelt Huntsville, II, L.L.C. and Apple Six Hospitality Ownership, Inc.	38-41

Cover page to Purchase Contract between RI—Lakeland, L.L.C. and Apple Six Hospitality Ownership, Inc.	42

Schedule 1 and 2 to Purchase Contract between RI—Lakeland, L.L.C. and Apple Six Hospitality Ownership, Inc.	43-46

Cover page to Purchase Contract between Sunbelt Hotel Properties, II, L.L.C. and Apple Six Hospitality Ownership, Inc.	47

Schedule 1 and 2 to Purchase Contract between Sunbelt Hotel Properties, II, L.L.C. and Apple Six Hospitality Ownership, Inc.	48-50

Cover page to Purchase Contract between Sunbelt Hotels—Georgia, L.L.C. and Apple Six Hospitality Ownership, Inc.	51

Schedule 1 and 2 to Purchase Contract between Sunbelt Hotels—Georgia, L.L.C. and Apple Six Hospitality Ownership, Inc.	52-54

Hotel: Albany Courtyard by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT – CAG, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

1
Sunbelt—CAG, L.L.C

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	25.00%	###-##-####
Richard Blumberg	3.50%	###-##-####
Helen B. Lifland	1.50%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	20.00%	###-##-####

(b)	Company: Sunbelt – CAG, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Albany Courtyard by Marriott

(b)	Number of Rooms: 84

(c)	Other Improvements/Amenities: 625 sq. ft. meeting room space, 351 sq. ft. board room space, full-service business center, outdoor swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Courtyard by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated June 16, 2004

2
Sunbelt—CAG, L.L.C

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-CAG, L.L.C. and Marriott International, Inc. dated January 5, 2004

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Eight million, five hundred ninety seven thousand three hundred fifty seven and no/100 Dollars ($8,597,357.00)

13. Escrow Amount: $22,500.00

Accounts Payable	$15,000
Marriott Life Safety	-0-
Product	-0-
50%	7,500

Total	$22,500

3
Sunbelt—CAG, L.L.C

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are sold at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully sell alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the sale of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and

4
Sunbelt—CAG, L.L.C

regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

5
Sunbelt—CAG, L.L.C

Hotel: Dothan Courtyard by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Clement Shugerman,

Shugerman Trust, Leslie Blumberg,

Elizabeth Erdreich-White,

Stanley Erdreich, III, Herbert Blumberg,

Robert Rosen, James Rosen, Andrew Rosen,

Philip Blumberg, John Blumberg, and

Matthew Blumberg,

BLUMBERG – DOTHAN MOTEL II, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

6
Blumberg – Dothan Motel, II, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	8.34%	###-##-####
Richard Blumberg	8.33%	###-##-####
Helen B. Lifland	8.33%	###-##-####
Clement Shugerman	12.50%	###-##-####
Shugerman Trust	12.50%	52-6696321
Leslie Blumberg	12.50%	###-##-####
Elizabeth Erdreich-White	6.25%	###-##-####
Stanley M. Erdreich, III	6.25%	###-##-####
Herbert Blumberg	8.33%	###-##-####
Robert Rosen	2.78%	###-##-####
James Rosen	2.77%	###-##-####
Andrew Rosen	2.78%	###-##-####
Philip Blumberg	2.78%	###-##-####
John Blumberg	2.78%	###-##-####
Matthew Blumberg	2.78%	###-##-####

(b)	Company: Blumberg-Dothan Motel II, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Larry G. Blumberg, Managing Member; H. Leslie Blumberg, Managing Member; Herbert Blumberg, Managing Member

3. Description of Hotel:

(a)	Name/Identification of Hotel: Dothan Courtyard by Marriott

(b)	Number of Rooms: 78

(c)	Other Improvements/Amenities: 625 sq. ft. aggregate meeting room space, full service business center, indoor pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

7
Blumberg – Dothan Motel, II, L.L.C.

5. Hotel Brand/Franchise: Courtyard by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated April 4, 2001

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Blumberg – Dothan Motel, L.L.C. and Marriott International, Inc. dated October 10, 1995

10. Assumed Loan: $3,257,544.62 as of May 31, 2005

11. Lender:	GEMSA/Wachovia
	Loan Numbers:	GEMSA – 902000239
Wachovia - 142100143

12. Purchase Price: Eight million fifteen thousand six hundred three and no/100 Dollars ($8,015,603.00)

13. Escrow Amount: $56,625

Accounts Payable	$17,750.00
Marriott Life Safety	20,000.00
Product	-0-
50%	18,875.00

Total	$56,625.00

8
Blumberg – Dothan Motel, II, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are sold at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully sell alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the sale of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal

9
Blumberg – Dothan Motel, II, L.L.C.

representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

10
Blumberg – Dothan Motel, II, L.L.C.

Hotel: Valdosta Courtyard by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT – FCF, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

11
Sunbelt – FCF, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt-FCF, L.L.C., a Florida Limited Liability Company

(c)	Managing Member or President: Larry Blumberg – Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Valdosta Courtyard by Marriott

(b)	Number of Rooms: 84

(c)	Other Improvements/Amenities: 650 sq. ft. meeting room space, 250 sq. ft. board room space, full service business center, outdoor swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Courtyard by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated September 9, 2003

8. Franchisor: Marriott International, Inc.

12
Sunbelt – FCF, L.L.C.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-FCF, L.L.C. and Marriott International, Inc. dated June 27, 2001

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Eight million two hundred eighty four thousand four hundred forty four and no/100 Dollars ($8,284,444.00)

13. Escrow Amount: $42,750.00

Accounts Payable	$18,500.00
Marriott Life Safety	10,000.00
Product	-0-
50%	14,250.00

Total	$42,750.00

13
Sunbelt – FCF, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are sold at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully sell alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the sale of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal

14
Sunbelt – FCF, L.L.C.

representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

15
Sunbelt – FCF, L.L.C.

Hotel: Huntsville Fairfield Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT – HUNTSVILLE, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

16
Sunbelt – Huntsville, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt-Huntsville, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Sunbelt Management-FHA/SMA/CLF, L.L.C., Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Huntsville Fairfield Inn by Marriott

(b)	Number of Rooms: 79

(c)	Other Improvements/Amenities: Indoor heated swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Fairfield Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated May 31, 2001

17
Sunbelt – Huntsville, L.L.C.

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-Huntsville, L.L.C. and Marriott International, Inc. dated August 13, 1998

10. Assumed Loan: $3,041,085.42 as of May 31, 2005

11. Lender: Wachovia Securities

                    Loan Number 31-0100035

12. Purchase Price: Four million nine hundred fifty four thousand four hundred fifty three and no/100 Dollars ($4,954,453.00)

13. Escrow Amount: $641,790.00

Accounts Payable	$12,000.00
Marriott Life Safety	17,000.00
Product	398,860.00
50%	213,930.00

Total	$641,790.00

18
Sunbelt – Huntsville, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that (i) the Company has been notified by the Franchisor that it will require PIP improvements to the Hotel in connection with Contemplated Transactions that are anticipated to cost approximately $415,860.00, which amount Interest Owners believe to be a reasonable estimate of the costs of such PIP improvements listed on Schedule 2.5 (the “Estimated PIP Costs”), (ii) the Company has furnished to Buyer true and correct copies of all reports and budgets prepared by the Franchisor, the Company or any other Person with respect to such PIP improvements, and (iii) neither the Company nor any of the Interest Owners is aware of any other PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Notwithstanding anything contained to the contrary in the Purchase Contract, Interest Owners shall be solely responsible for the costs of completing all such PIP improvements, including, without limitation, all items required to comply with the Franchisor’s standards for cyclical renovations, all bedding upgrades and other Franchisor initiatives. At the Closing, the amount of the Estimated PIP Costs shall be credited to Buyer and placed in the Escrow Account to be administered as provided in Section 2.5. As provided in Section 2.5, if the actual costs of completing the PIP improvements in compliance with the Franchisor’s requirements exceed the Estimated PIP Costs, Interest Owners shall pay such excess to the Company promptly after the Company or the Manager submits an invoice therefore, and if the actual costs are less than the Estimated PIP Costs, Buyer shall immediately reimburse the difference to the Interest Owners. The foregoing provisions shall survive the Closing.

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

19
Sunbelt – Huntsville, L.L.C.

Hotel: Orange Park Fairfield Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT – FOF, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

20
Sunbelt – FOF, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt-FOF, L.L.C., a Florida Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Orange Park Fairfield Inn by Marriott

(b)	Number of Rooms: 83

(c)	Other Improvements/Amenities: Outdoor swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Fairfield Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated July 20, 2001

8. Franchisor: Marriott International, Inc.

21
Sunbelt – FOF, L.L.C.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-FOF, L.L.C. and Marriott International, Inc. dated May 20, 1997

10. Assumed Loan: $3,213,872.03 as of May 31, 2005

11. Lender: GMAC Commercial Loan Services

                     Loan Number 991090439

12. Purchase Price: Seven million two hundred twenty thousand six hundred ninety nine and no/100 Dollars ($7,220,699.00)

13. Escrow Amount: $37,875.00

Accounts Payable	$17,250.00
Marriott Life Safety	8,000.00
Product	-0-
50%	12,625.00

Total	$37,875.00

22
Sunbelt – FOF, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

23
Sunbelt – FOF, L.L.C.

Hotel: Pensacola Fairfield Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, John H. Watson,

Hayne Hollis and Barry Kraselsky,

DAVIS HIGHWAY MOTEL, INC.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

24
Davis Highway Motel, Inc.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
John Watson	25.00%	###-##-####
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Davis Highway Motel, Inc., a Florida Corporation

(c)	Managing Member or President: Larry Blumberg-Its President

3. Description of Hotel:

(a)	Name/Identification of Hotel: Pensacola Fairfield Inn by Marriott

(b)	Number of Rooms: 63

(c)	Other Improvements/Amenities: Indoor heated swimming pool, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Fairfield Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated April 4, 2001

8. Franchisor: Marriott International, Inc.

25
Davis Highway Motel, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Davis Highway Motel, Inc. and Marriott International, Inc. dated June 8, 1995

10. Assumed Loan: $2,745,667.93 as of May 31, 2005

11. Lender:	GEMSA/Wachovia
	Loan Numbers:	GEMSA – 902000297
Wachovia - 142100017
12.	Purchase Price: Four million eight hundred fifty eight thousand thirty four and no/100 Dollars ($4,858,034.00)

13.	Escrow Amount: $50,625.00

Accounts Payable	$14,750.00
Marriott Life Safety	19,000.00
Product	-0-
50%	16,875.00

Total	$50,625.00

26
Davis Highway Motel, Inc.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

27
Davis Highway Motel, Inc.

Hotel: Dothan Hampton Inn & Suites by Hilton

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT – IDA, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

28
Sunbelt—IDA, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt-IDA, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Dothan Hampton Inn & Suites

(b)	Number of Rooms: 85

(c)	Other Improvements/Amenities: 625 sq. ft. aggregate meeting room space, outdoor swimming pool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Hampton Inn & Suites by Hilton Hotels

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated June 8, 2004

8. Franchisor: Promus Hotels, Inc.

29
Sunbelt—IDA, L.L.C.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-IDA, L.L.C. and Promus Hotels, Inc. dated May 29, 2003

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Eight million six hundred seventy two thousand five hundred fifty six and no/100 Dollars ($8,672,556.00)

13.	Escrow Amount: $27,000.00

Accounts Payable	$18,000.00
Marriott Life Safety	-0-
Product	-0-
50%	9,000.00

Total	$27,000.00

30
Sunbelt—IDA, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

31
Sunbelt—IDA, L.L.C.

Hotel: Columbus Residence Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT - RCG, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

32
Sunbelt—RCG, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt – RCG, L.L.C. an Alabama Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Columbus Residence Inn by Marriott

(b)	Number of Rooms: 78

(c)	Other Improvements/Amenities: 272 sq. ft. aggregate meeting room space, outdoor swimming pool, whirlpool, exercise room, Sports Court, wireless high speed internet access

4. Ground Lease: Ground Lease between Geo. M. Adams Co., Inc. and Sunbelt – RCG, L.L.C. dated September 5, 2002

5. Hotel Brand/Franchise: Residence Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated November 25, 2002

33
Sunbelt—RCG, L.L.C.

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-RCG, L.L.C. and Marriott International, Inc. dated November 22, 2002

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Seven million eight hundred eighty seven thousand eight hundred ten and no/100 Dollars ($7,887,810.00)

13. Escrow Amount: $36,375.00

Accounts Payable	$14,750.00
Marriott Life Safety	9,500.00
Product	-0-
50%	12,125.00
Total	$36,375.00

34
Sunbelt—RCG, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are served on a complimentary basis at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully serve alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the service of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal

35
Sunbelt—RCG, L.L.C.

representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

36
Sunbelt—RCG, L.L.C.

Hotel: Huntsville Residence Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT HUNTSVILLE, II, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

37
Sunbelt—Huntsville, II, L.L.C. .

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt – Huntsville II, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Huntsville Residence Inn by Marriott

(b)	Number of Rooms: 78

(c)	Other Improvements/Amenities: 400 sq. ft. aggregate meeting room space., outdoor swimming pool, whirlpool, exercise room, Sports Court, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Residence Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated June 7, 2001

8. Franchisor: Marriott International, Inc.

38
Sunbelt—Huntsville, II, L.L.C.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt-Huntsville II, L.L.C. and Marriott International, Inc. dated July 27, 2001

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Eight million two hundred eighty eight thousand four hundred ninety three and no/100 Dollars ($8,288,493.00)

13. Escrow Amount: $46,500.00

Accounts Payable	$19,500.00
Marriott Life Safety	11,500.00
Product	-0-
50%	15,500.00

Total	$46,500.00

39
Sunbelt—Huntsville, II, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are served on a complimentary basis at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully serve alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the service of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal

40
Sunbelt—Huntsville, II, L.L.C.

representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

41
Sunbelt—Huntsville, II, L.L.C.

Hotel: Lakeland Residence Inn by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

RI - LAKELAND, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

42
RI - Lakeland, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: RI-Lakeland, L.L.C., a Florida Limited Liability Company

(c)	Managing Member or President: Larry Blumberg-Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Lakeland Residence Inn by Marriott

(b)	Number of Rooms: 78

(c)	Other Improvements/Amenities: 400 sq. ft. aggregate meeting room space, outdoor swimming pool, whirlpool, exercise room, Sports Court, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Residence Inn by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated April 3, 2001

43
RI - Lakeland, L.L.C.

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between RI-Lakeland, L.L.C. and Marriott International, Inc. dated January 3, 2001

10. Assumed Loan: N/A

11. Lender: Regions Bank

12. Purchase Price: Nine million eight hundred eighty six thousand one hundred nine and 00/100 Dollars ($9,886,109.00)

13. Escrow Amount: $46,500.00

Accounts Payable	$19,500.00
Marriott Life Safety	11,500.00
Product	-0-
50%	15,500.00

Total	$46,500.00

44
RI - Lakeland, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses.

(a) The Interest Owners represent and warrant that (i) alcoholic beverages are served on a complimentary basis at the Hotel and in accordance with any brand standard requirements of the Franchisor, (ii) the Hotel has any and all licenses, permits or other authorizations of governmental authorities required to lawfully serve alcoholic beverages at the Hotel as currently conducted (the “Liquor Licenses”), (iii) the Liquor Licenses are in full force and effect and there is no reason to believe that any of them will be rescinded or revoked, (iv) the Liquor Licenses have been issued to the Company and the Hotel has the right to use the Liquor Licenses, and (v) the Hotel, the Company and the Manager are in compliance in all material respects with the terms and conditions of the Liquor Licenses and with all applicable laws and regulations relating to the service of alcoholic beverages at the Hotel.

(b) Before the Closing, the Company or the Manager, as necessary, shall execute and file, and shall cooperate with Buyer in executing and filing, any and all necessary forms, applications and other documents in order to permit the Liquor Licenses to continue in full force and effect after the Closing or, at Buyer’s option, for the Company or the New Manager to obtain new liquor licenses for operating the Hotel after the Closing.

(c) It shall be a condition to Buyer’s obligations proceed to Closing under this Contract that, upon Buyer’s purchase of the Interests and consummation of the other transactions contemplated hereunder, if permitted by law, all Liquor Licenses shall be and shall remain after the Closing in full force and effect or, at Buyer’s option, new licenses, permits or approvals shall have been issued and shall be in full force and effect, in either case as required to sell or serve alcoholic beverages at the Hotel in accordance with the brand standard requirements of the Franchisor, as conducted prior to the Closing and in accordance all applicable laws and

45
RI - Lakeland, L.L.C.

regulations. Buyer hereby indemnifies and holds the Interest Owners, their heirs, personal representatives, successors and assigns, harmless from and against all losses, judgments, liabilities, claims, damages or expenses (including reasonable attorneys’ fees) of every kind arising after Closing out of the sale or service of alcoholic beverages by Buyer or the Company under the Company’s current Liquor License and before Buyer’s new Liquor License is obtained. Buyer agrees that it will proceed in a timely manner to obtain a new Liquor License.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

46
RI - Lakeland, L.L.C.

Hotel: Montgomery SpringHill Suites by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT HOTEL PROPERTIES, II, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

47
Sunbelt Hotel Properties, II, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt Hotel Properties II, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Sunbelt Management-FHA/SMA/CLF, L.L.C., Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Montgomery Springhill Suites by Marriott

(b)	Number of Rooms: 79

(c)	Other Improvements/Amenities: 250 sq. ft. aggregate meeting room space, indoor swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Springhill Suites by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

48
Sunbelt Hotel Properties, II, L.L.C.

7. Existing Management Agreement: Management Agreement LBAM-Investor Group, L.L.C. and the Company dated May 31, 2001

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt Hotel Properties II, L.L.C. and Marriott International, Inc. dated June 16, 1997

10. Assumed Loan: $3,801,356.78 as of May 31, 2005

11. Lender: Wachovia Securities

                     Loan Number 31-0100037

12. Purchase Price: Six million eight hundred thirty four thousand nine hundred forty four and no/100 Dollars ($6,834,944.00)

13. Escrow Amount: $48,375.00

Accounts Payable	$17,250.00
Marriott Life Safety	15,000.00
Product	-0-
50%	16,125.00

Total	$48,375.00

49
Sunbelt Hotel Properties, II, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that, except as set forth on Schedule 2.5, neither the Company nor any of the Interest Owners is aware of any PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Buyer shall be solely responsible for any bedding upgrades or other miscellaneous capital expenditures included in the Manager’s capital budget for the remainder of the current calendar year following the Closing, a true and correct copy of which budget has been furnished to Buyer, and for any subsequent calendar year (subject to the terms and conditions of the New Management Agreement).

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

50
Sunbelt Hotel Properties, II, L.L.C.

Hotel: Savannah SpringHill Suites by Marriott

PURCHASE CONTRACT

between

Larry Blumberg, Richard Blumberg,

Helen B. Lifland, Watson & Downs Investments, L.L.C.,

Hayne Hollis and Barry Kraselsky,

SUNBELT HOTELS - GEORGIA, L.L.C.

AND

APPLE SIX HOSPITALITY OWNERSHIP, INC.

Dated: June 14, 2005

51
Sunbelt Hotels – Georgia, II, L.L.C.

SCHEDULE 1

HOTEL SPECIFIC DATA

1. Date of Purchase Contract: June 14, 2005

2. (a) Interest Owners:

Interest Owner	Percentage Interest	Tax Identification No.
Larry Blumberg	20.00%	###-##-####
Richard Blumberg	12.50%	###-##-####
Helen B. Lifland	5.00%	###-##-####
Watson & Downs Investments, L.L.C.	25.00%	63-1108981
Hayne Hollis	25.00%	###-##-####
Barry Kraselsky	12.50%	###-##-####

(b)	Company: Sunbelt Hotels-Georgia, L.L.C., an Alabama Limited Liability Company

(c)	Managing Member or President: Sunbelt Management-SSG/FIT, L.L.C., Its Manager

3. Description of Hotel:

(a)	Name/Identification of Hotel: Savannah Springhill Suites by Marriott

(b)	Number of Rooms: 79

(c)	Other Improvements/Amenities: 250 sq. ft. aggregate meeting room space, indoor swimming pool, whirlpool, exercise room, wireless high speed internet access

4. Ground Lease: N/A

5. Hotel Brand/Franchise: Springhill Suites by Marriott

6. Manager: LBAM – Investor Group, L.L.C.

7. Existing Management Agreement: Management Agreement between LBAM-Investor Group, L.L.C. and the Company dated May 31, 2001

52
Sunbelt Hotels – Georgia, II, L.L.C.

8. Franchisor: Marriott International, Inc.

9. Existing Franchise Agreement: Franchise Agreement between Sunbelt Hotels-Georgia, L.L.C. and Marriott International, Inc. dated March 4, 1999

10. Assumed Loan: $3,079,580.14 as of May 31, 2005

11. Lender: Wachovia Securities

                     Loan Number 31-0100038

12. Purchase Price: Five million four hundred seven thousand seventy five and no/100 Dollars ($5,407,075.00)

13. Escrow Amount: $703,350.00

Accounts Payable	$16,500.00
Marriott Life Safety	11,000.00
Product	441,400.00
50%	234,450.00

Total	$703,350.00

53
Sunbelt Hotels – Georgia, II, L.L.C.

SCHEDULE 2

SUPPLEMENTAL PROVISIONS

1. PIP Improvements. Interest Owners hereby jointly and severally represent and warrant to Buyer that (i) the Company has been notified by the Franchisor that it will require PIP improvements to the Hotel in connection with Contemplated Transactions that are anticipated to cost approximately $452,000.00, which amount Interest Owners believe to be a reasonable estimate of the costs of such PIP improvements listed on Schedule 2.5 (the ““Estimated PIP Costs”), (ii) the Company has furnished to Buyer true and correct copies of all reports and budgets prepared by the Franchisor, the Company or any other Person with respect to such PIP improvements, and (iii) neither the Company nor any of the Interest Owners is aware of any other PIP improvements that may be required by the Franchisor or any other Person in connection with Contemplated Transactions or in respect of any period prior to or following Closing or in connection with the termination of the Existing Franchise Agreement and/or the execution of the New Franchise Agreement. Notwithstanding anything contained to the contrary in the Purchase Contract, Interest Owners shall be solely responsible for the costs of completing all such PIP improvements, including, without limitation, all items required to comply with the Franchisor’s standards for cyclical renovations, all bedding upgrades and other Franchisor initiatives. At the Closing, the amount of the Estimated PIP Costs shall be credited to Buyer and placed in the Escrow Account to be administered as provided in Section 2.5. As provided in Section 2.5, if the actual costs of completing the PIP improvements in compliance with the Franchisor’s requirements exceed the Estimated PIP Costs, Interest Owners shall pay such excess to the Company promptly after the Company or the Manager submits an invoice therefore, and if the actual costs are less than the Estimated PIP Costs, Buyer shall immediately reimburse the difference to the Interest Owners. The foregoing provisions shall survive the Closing.

2. Liquor Licenses. The Interest Owners represent and warrant that (i) the brand standard requirements of the Franchisor do not require the sale or complimentary service of alcoholic beverages at the Hotel, (ii) alcoholic beverages are not sold or otherwise served at the Hotel, and, (ii) the Hotel as currently operated and in order to comply with the brand standard requirements of the Franchisor does not require any license, permit or other authorization of governmental authorities related to the sale or service of alcoholic beverages and (iii) the Hotel, the Company and the Manager are in compliance in all material respects with all applicable laws and regulations relating to the sale or service of alcoholic beverages.

3. Allocation of Purchase Price. The Company, the Interest Owners and Buyer agree that the Purchase Price shall be allocated in the manner set forth in Exhibit J attached hereto and that such parties shall file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

54
Sunbelt Hotels – Georgia, II, L.L.C.